INCOME TAXES	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES

17. INCOME TAXES

EGH was incorporated as a Delaware corporation in January 2019. It was formed as a holding company for the purpose of completing an IPO and other related transactions. As the sole managing member of Endeavor Manager, which is the sole managing member of EOC, EGH operates and controls all the business and affairs of EOC, and through EOC and its subsidiaries, conducts the Company’s business. EGH is subject to corporate income tax on its share of taxable income or loss of EOC derived through Endeavor Manager. EOC is treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. corporate income tax. However, certain of EOC’s subsidiaries are subject to U.S. or foreign corporate income tax. In addition, TKO, which is a consolidated subsidiary of EGH, is subject to corporate income tax.

Income (loss) from continuing operations before income taxes and equity losses of affiliates includes the following components (in thousands):

	Years Ended December 31,
	2023	2022	2021
United States	$728,433	$(127,291)	$(384,846)
Foreign	53,215	3,197	(65,008)
Total	$781,648	$(124,094)	$(449,854)

The provision for (benefit from) income tax consists of the following (in thousands):

	Years Ended December 31,
	2023	2022	2021
Current:
U.S. federal, state, and local	$62,635	$7,756	$1,720
Foreign	50,986	37,789	41,472
Total current	113,621	45,545	43,192
Deferred:
U.S. federal, state, and local	96,454	(703,071)	(77,533)
Foreign	(1,185)	(172)	7,259
Total deferred	95,269	(703,243)	(70,274)
Total provision for (benefit from) income taxes	$208,890	$(657,698)	$(27,082)

The Company's effective tax rate for the years December 31, 2023, 2022 and 2021 was 26.7%, 530.0% and 6.0%, respectively. The effective income tax rate based on the actual provision (benefit) shown in the consolidated statements of operations differs from the U.S. statutory federal income tax rate as follows (in thousands):

	Years Ended December 31,
	2023	2022	2021
U.S. federal statutory income tax rate	21%	21%	21%
Income tax benefit at U.S. federal statutory rate	$164,146	$(26,059)	$(94,469)
Partnership (income) loss not taxable/deductible for tax	(13,515)	(37,440)	8,722
Tax impact of foreign operations	1,087	23,823	4,358
Permanent differences	13,814	(26,012)	7,257
Nondeductible meals and entertainment	4,445	2,986	1,187
Equity method investments	(3,055)	(21,511)	(5,301)
Capital loss carryforward	—	3,649	(137)
UK hybrid restriction	(2,187)	(2,192)	6,216
Withholding tax	29,601	17,344	24,392
Foreign tax credit, net of expiration	(34,321)	3,384	1,556
Foreign tax deduction	873	(3,564)	(5,297)
Equity compensation	29,273	27,197	59,716
Deferred impact of foreign tax rate change	(250)	(775)	10,684
Net operating loss adjustment	1,777	(39,684)	—
Section 743(b)/734 adjustment	(7,478)	(51,170)	—
Tax receivable agreement adjustment	(16,646)	136,310	21,365
Valuation allowance	2,478	(721,955)	(78,915)
Unrecognized tax benefits	8,347	6,240	5,567
U.S. state and local taxes	29,998	50,844	4,764
Other	503	887	1,253
Total provision for (benefit from) income taxes	$208,890	$(657,698)	$(27,082)

Principal components of deferred tax assets and liabilities are as follows (in thousands):

	December 31,
	2023	2022
Deferred tax assets:
Compensation and severance	66,049	41,113
Net operating loss, tax credits, and other tax carryforwards	280,026	277,001
Lease liability	116,801	61,439
Intangible assets	12,332	655,918
Property, buildings and equipment	—	1,349
Other assets	56,293	18,481
Total gross deferred tax assets	531,501	1,055,301
Less valuation allowance	(182,513)	(171,521)
Total deferred tax assets	348,988	883,780
Deferred tax liabilities:
Investments	(144,547)	(124,544)
Loss contracts	(13,547)	(14,613)
Property, buildings and equipment	(58,039)	—
Lease asset	(110,215)	(53,253)
Branch offset	(23,822)	—
Other liabilities	(15,340)	(22,913)
Total gross deferred tax liabilities	(365,510)	(215,323)
Net deferred tax (liabilities) assets	$(16,522)	$668,457

Of the $(16.5) million of net deferred tax liabilities and $668.5 million of net deferred tax assets as of December 31, 2023 and 2022, $430.4 million and $770.5 million, respectively, were recorded in deferred income taxes, and $446.9 million and $102.0 million, respectively, were recorded in deferred tax liabilities in the consolidated balance sheets.

As of December 31, 2023, the Company has federal net operating loss carryforwards of $93.7 million, of which $63.7 million expires in years 2024 through 2037 and $30.0 million have an indefinite carryforward period. In addition, as of December 31, 2023, the Company has foreign tax credit carryforwards of $131.5 million, which expire in years 2024 through 2033. As of December 31, 2023, the Company has foreign net operating losses of $51.0 million, which expire over various time periods ranging from 5 years to no expiration and foreign capital loss carryforwards of $9.9 million, which have no expiration. As of December 31, 2023, the Company also has state net operating losses, which will generate a tax benefit of $16.2 million and expire in years 2024 through 2043.

As of December 31, 2023 and 2022, the Company increased (decreased) its valuation allowances by $11.0 million and $(687.4) million, respectively. Of the $11.0 million net valuation allowance change in 2023, $2.5 million was recorded in the continuing operations provision for income taxes as a tax expense, $(8.1) million recorded in the discontinued operations provision for income taxes as a tax benefit, and $16.6 million was recorded to goodwill in connection with the Transactions. Of the $(687.4) million net valuation allowance change in 2022, $(722.0) million was recorded in the continuing operations provision for income taxes as a tax benefit, $36.0 million recorded in the discontinued operations provision for income taxes as a tax expense, and $(1.4) million was recorded in other comprehensive income.

As of December 31, 2023, 2022, and 2021, the Company had unrecognized tax benefits of $50.9 million, $38.9 million, and $38.5 million, respectively. The aggregate changes to the liability for unrecognized tax benefits, excluding interest and penalties, were as follows (in thousands):

	December 31,
	2023	2022	2021
Beginning balance	$38,917	$38,452	$34,425
Acquisitions	31	—	294
Gross increases	19,531	9,832	15,617
Gross decreases	(343)	(1,189)	(11,087)
Lapse of statute of limitations	(7,805)	(6,054)	(604)
Translation adjustments	531	(2,124)	(193)
Ending balance	$50,862	$38,917	$38,452

The Company recognized interest and penalties related to unrecognized tax benefits in its provisions for income taxes. The gross amount of interest accrued as of December 31, 2023, 2022 and 2021 related to unrecognized tax benefits is $14.7 million, $9.4 million, and $6.0 million, respectively. For the years ended December 31, 2023, 2022 and 2021, the Company recognized interest of $5.4 million, $3.3 million, and $1.9 million, respectively, through the income tax provision. The gross amount of penalties accrued as of December 31, 2023, 2022 and 2021 is $1.2 million, $0.2 million, and less than $0.1 million, respectively. For the years ended December 31, 2023 and 2022, the Company recognized $1.0 million and $0.2 million of penalties through the income tax provision and recognized no penalties through the income tax provision for the year ended December 31, 2021. As of December 31, 2023, approximately $57.0 million would affect the Company’s effective tax rate upon resolution of the uncertain tax positions. Where applicable, the Company records unrecognized tax benefits against related deferred tax assets from net operating loss or foreign tax credit carry forwards.

The Company is subject to taxation in the U.S. and various state and foreign jurisdictions. As of December 31, 2023, with few exceptions, the Company is subject to review by U.S. federal taxing authorities for 2020 and subsequent years. One of the Company's material US partnership income tax returns and one of the corporate income tax returns are under IRS examination for 2021 and 2020, respectively. In addition, one of the Company's US partnership income tax returns is under New York City examination for 2018 and 2019. Other than these, the Company is no longer subject to examination by state and local income tax authorities for periods prior to 2020.

Discontinued Operations

The provision for income taxes from discontinued operations for the years ended December 31, 2023, 2022 and 2021 is $11.0 million, $9.2 million and $4.8 million, respectively, based on pretax income of $16.7 million, $20.9 million and $32.8 million, respectively. The discontinued operations effective tax rate is 65.7%, 44.1% and 14.6% for the years ended December 31, 2023, 2022 and 2021, respectively. The provision for income taxes from discontinued operations reflects the application of the "with and without" approach to allocating income taxes between continuing and discontinued operations.

Tax Receivable Agreement

In connection with the IPO and related transactions, the Company entered into a TRA with certain persons that held direct or indirect interests in EOC and Zuffa prior to the IPO ("TRA Holders"). The TRA generally provides for the payment by EGH of 85% of the amount of any tax benefits that EGH actually realizes (determined by using certain assumptions), or in some cases is deemed to realize, as a result of the following attributes (i) increases in EGH’s share of the tax basis in the net assets of EOC resulting from any redemptions or exchanges of LLC Units, (ii) increases in tax basis attributable to payments made under the TRA, (iii) deductions attributable to imputed interest pursuant to the TRA and (iv) other tax attributes (including existing tax basis) allocated to EGH post-IPO and related transactions that were allocable to the TRA Holders prior to the IPO and related transactions.

For the year ended December 31, 2023, the Company recorded a total TRA liability reduction of $40.6 million as a remeasurement adjustment through the consolidated statement of operations. As of December 31, 2023, the Company has a TRA liability of approximately $990.5 million, after concluding that such TRA payments would be probable based on estimates of future taxable income over the term of the TRA.

The determination of the TRA liability requires management to make judgments in estimating the amount of tax attributes as of the date of exchanges (such as cash to be received by the Company on a hypothetical sale of assets and allocation of gain/loss to the Company at the time of the exchanges taking into account complex partnership tax rules). The amounts payable under the TRA will also vary depending upon a number of factors, including tax rates in effect, as well as the amount, character, and timing of the taxable income of EGH in the future and the expected realization of tax benefits with respect to deferred tax assets related to tax attributes subject to TRA, which may result in a valuation allowance recorded against these deferred tax assets. If a required valuation allowance recorded against certain deferred tax assets is released in a future period, or other tax attributes subject to the TRA are determined to be payable, additional TRA liabilities may be considered probable at that time and recorded within our statement of operations.

Other Matters

On August 16, 2022, the United States enacted the Inflation Reduction Act of 2022 ("IRA"). The IRA, in addition to other provisions, creates a 15% corporate alternative minimum tax ("CAMT") on adjusted financial statement income for applicable corporations. The CAMT is effective for tax years beginning after December 31, 2022. For the year ended December 31, 2023, the Company is not subject to CAMT and will continue to assess the potential tax effects of the CAMT on our consolidated financial statements.

In December 2022, the Organization for Economic Co-operation and Development ("OECD") proposed Global Anti-Base Erosion Rules, which provides for changes to numerous long-standing tax principles including the adoption of a global minimum tax rate of 15% for multinational enterprises ("GloBE rules"). Various jurisdictions have adopted or are in the process of enacting legislation to adopt GloBE rules and other countries are expected to adopt GloBE rules in the future. While changes in tax laws in the various countries in which the Company operates can negatively impact the Company's results of operations and financial position in future periods, the Company does not expect the impact of adoption of GloBE rules, effective January 1, 2024, will be material to the Company's consolidated financial position. The Company will continue to monitor legislative and regulatory developments in this area.